UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):   September 28, 2000
                                                         ------------------

                        Affiliated Resources Corporation

             (Exact name of registrant as specified in its charter)

                                    Colorado

                 (State or other jurisdiction of incorporation)

                    0-31175                        84-1045715
                    -------                    -----------------
         (Commission File Number)     (IRS Employer Identification No.)


          3050 Post Oak Boulevard, Suite 1080, Houston, Texas  77056
          ----------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)

                                 (713) 355-8940
                                 --------------
               Registrant's telephone number, including area code:



                   (Former name, address and telephone number)


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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.     CHANGES  IN  REGISTRANT=S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.     OTHER  EVENTS

     On or about September 11, 2000, Affiliated Resources Corporation (AAffiliated@) entered into a letter of intent (the ALOI@) with Modular Processing Technologies, Inc. (AModular@) for the acquisition of Modular by Affiliated. The acquisition is subject to the negotiation and execution of a definitive purchase agreement and appropriate related documentation in forms satisfactory to Affiliated and Modular, their counsel, and their respective Boards of Directors.

     Under the general terms of the LOI, Affiliated will acquire 100% of Modular, which will become a wholly owned subsidiary of Affiliated. As consideration for the acquisition, Affiliated will issue to the Modular shareholders a total of 10,000,000 shares of Affiliated Preferred Stock, bearing the rights, privileges, and preferences as more fully set forth in the LOI and the definitive purchase agreement. In addition, Affiliated has committed to provide certain levels of funding to Modular for working capital purposes. A consultant in the transaction will be issued 4,500,000 shares of Affiliated common stock.

     In addition, under the general terms of the LOI, Modular=s shareholders will be entitled to appoint three members to the Affiliated Board of Directors, which will then consist of five total members, and John E. Hollingshead will be appointed as President and CEO of both Modular and Affiliated. Peter Vanucci will remain as the Chairman of Affiliated.

     Upon execution of a definitive purchase agreement, the Company will undertake to file a Form 8-K which more fully describes in Item 2 thereof the terms of the acquisition. Required financial statements will also be timely provided in accordance with the Securities Exchange Act of 1934.

ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

            Not  applicable.


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ITEM  7.     FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

10.1 Letter of Intent dated September 11, 2000 by and between Affiliated Resources Corporation and Modular Processing Technologies, Inc.



                             SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September  28,  2000                 AFFILIATED RESOURCES  CORPORATION


                                             /s/  Peter  Vanucci


                                             Peter  Vanucci,  Chairman and CEO